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                                   EXHIBIT 32

                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2004 (the "Form 10-Q/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

      Dated: November 1, 2004        /s/ Sharon Patrick
                                     -------------------------------------------
                                     Sharon Patrick
                                     President & Chief Executive Officer

      Dated: November 1, 2004        /s/ James Follo
                                     -------------------------------------------
                                     James Follo
                                     Chief Financial and Administrative Officer